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Exhibit 23.1

Consent of Independent Accountants

                               Storage USA, Inc.

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into (A) the Registration Statements of Storage USA, Inc. (the "Company") on Forms S-8 (File Nos. 33-80967, 33-93884, 33-93882, 33-86362, 333-29753, 333-29773, 333-70491, 333-72557, 333-78735, and
333-39090) and (B) the Registration Statements of the Company on Forms S-3 (File Nos. 333-10903, 333-4556, 33-80965, 33-98142, 33-93886,33-913021, 333-25821,
333-21991, 333-31145, 333-44641, 333-53997, 333-60631, 333-67009, 333-67695,
333-68409, 333-76221, 333-76489, 333-79055, 333-83373, 333-85407, 333-87983,
333-92931, 333-93061, 333-35584, 333-39252, 333-46014, 333-50530, 333-58806,
333-67882, and 333-71108), and to all references to our Firm included in this registration statement.


Arthur Andersen LLP

Memphis, Tennessee,
March 29, 2002.

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EXHIBIT 23.2
Consent of Independent Accountants

                               Storage USA, Inc.

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference into (A) the Registration Statements of Storage USA, Inc. (the "Company") on Forms S-8 (File Nos. 33-80967, 33-93884, 33-93882, 33-86362, 333-29753, 333-29773, 333-70491,
333-72557, 333-78735, and 333-39090) and (B) the Registration Statements of the Company on Forms S-3 (File Nos. 333-10903, 333-4556, 33-80965, 33-98142,
33-93886, 33-913021, 333-25821, 333-21991, 333-31145, 333-44641, 333-53997,
333-60631, 333-67009, 333-67695, 333-68409, 333-76221, 333-35584, 333-39252,
333-46014, 333-76489, 333-79055, 333-83373, 333-85407, 333-87983, 333-92931,
333-93061, 333-50530, 333-58806, 333-67882 and 333-71108) of our report dated
January 31, 2001 relating to the financial statements, which appears in this Form 10-K. We also consent to the reference to us under the heading "Experts" in such Registration Statements.

PricewaterhouseCoopers LLP

Memphis, Tennessee
March 29, 2002